CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Net income (loss)	$ (23,192)	$ (5,850)	$ 30,619
Other comprehensive income:
Foreign currency translation adjustments	(161)	(566)	151
Unrealized (loss) gain on forward contracts, net	2,162	(799)	(416)
Comprehensive income (loss)	$ (20,869)	$ (6,083)	$ 30,052